UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2023, Heron Therapeutics, Inc. (the “Company”) announced that, by mutual agreement with the Company’s management, Kimberly Manhard resigned as Executive Vice President, Drug Development of the Company, effective June 6, 2023. Ms. Manhard’s decision to resign was amicable and not the result of any dispute or disagreement with the Company, the Company’s management or the Board of Directors of the Company (the “Board”) on any matter relating to the operations, policies or practices of the Company.

Additionally, effective as of June 6, 2023, William Forbes joined the Company as Executive Vice President, Chief Development Officer.

A copy of the press release announcing the foregoing is filed herewith as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders approved and adopted an amendment to the Company’s Certificate of Incorporation, to increase the total number of shares of common stock authorized for issuance from 150,000,000 shares to 225,000,000 shares (the “Charter Amendment”). The Charter Amendment was filed with the Secretary of State of the State of Delaware on June 8, 2023 and became effective on June 9, 2023.

This description is a summary of the Charter Amendment and is qualified in its entirety by reference to Proposal 4 in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on May 1, 2023, and the full text of the Charter Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Six proposals were voted on at the Annual Meeting: (1) to elect seven director nominees: Adam Morgan, Craig Collard, Sharmila Dissanaike, M.D., FACS, FCCM, Craig Johnson, Kevin Kotler, Susan Rodriguez and Christian Waage, to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) to ratify the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2023; (3) to approve, on an advisory basis, compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2022; (4) to approve the Charter Amendment to increase the aggregate number of authorized shares of common stock by 75,000,000 from 150,000,000 to 225,000,000; (5) to approve an amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 30,700,000 to 39,190,000; and (6) to approve an amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 1,825,000 to 2,225,000.

Only stockholders of record as of the close of business on April 18, 2023 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 119,279,998 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 95,065,640 shares of common stock of the Company were represented in person and by proxy constituting a quorum for the Annual Meeting. As set forth below, all six proposals voted on at the Annual Meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Proposal 1: Election of seven director nominees to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
Adam Morgan	70,193,794	982,661	300,499	23,588,686
Craig Collard	70,704,459	680,282	92,213	23,588,686
Sharmila Dissanaike	69,647,185	1,529,163	300,606	23,588,686
Craig Johnson	69,771,541	1,405,655	299,758	23,588,686
Kevin Kotler	70,231,798	938,366	306,790	23,588,686
Susan Rodriguez	69,745,506	1,434,506	296,942	23,588,686
Christian Waage	69,684,886	1,485,469	306,599	23,588,686

Proposal 2: Ratification of the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
94,461,433	384,912	219,295	0

Proposal 3: Advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2022:

For	Against	Abstain	Broker Non-Votes
69,340,148	1,730,470	406,336	23,588,686

Proposal 4: Amendment to the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 75,000,000 from 150,000,000 to 225,000,000:

For	Against	Abstain	Broker Non-Votes
68,794,453	2,476,711	205,790	23,588,686

Proposal 5: Amendment to the Company’s 2007 Amended and Restated Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 30,700,000 to 39,190,000:

For	Against	Abstain	Broker Non-Votes
56,253,856	14,934,421	288,677	23,588,686

Proposal 6: Amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 1,825,000 to 2,225,000:

For	Against	Abstain	Broker Non-Votes
69,697,124	1,603,862	175,968	23,588,686

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, dated June 8, 2023 and effective June 9, 2023
99.1	Press Release, dated June 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 12, 2023	/s/ David Szekeres
David Szekeres Executive Vice President, Chief Operating Officer